Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

JUNE 2025 MONTHLY DIVIDEND AND

MAY 31, 2025 RMBS PORTFOLIO CHARACTERISTICS

●	June 2025 Monthly Dividend of $0.12 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of May 31, 2025
●	Next Dividend Announcement Expected July 9, 2025

Vero Beach, Fla., June 10, 2025 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of June 2025. The dividend of $0.12 per share will be paid July 30, 2025 to holders of record of the Company’s common stock on June 30, 2025, with an ex-dividend date of June 30, 2025. The Company plans on announcing its next common stock dividend on July 9, 2025.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of June 10, 2025, the Company had 121,210,845 shares of common stock outstanding. As of May 31, 2025, the Company had 119,072,481 shares of common stock outstanding. As of March 31, 2025, the Company had 107,786,614 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of May 31, 2025 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions, the offer and sale of shares of common stock under the Equity Distribution Agreement or follow-on offerings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Mar 25 -
									Jun-25	Jun-25
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Jun)	in Jun)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 5.0 TBA	$250,000	$249,951	3.75%	99.98	5.00%	5.85%	10	165	n/a	n/a	$3,252	$(3,789)
15yr Total	250,000	249,951	3.75%	99.98	5.00%	5.85%	10	165	n/a	n/a	3,252	(3,789)
30yr 3.0	861,726	746,897	11.21%	86.67	3.00%	3.48%	51	301	6.5%	6.6%	22,295	(22,828)
30yr 3.5	169,289	152,575	2.29%	90.13	3.50%	4.04%	63	284	7.0%	7.5%	4,206	(4,297)
30yr 4.0	160,895	148,817	2.23%	92.49	4.00%	4.70%	49	306	3.9%	6.4%	3,862	(4,051)
30yr 4.5	291,390	276,107	4.14%	94.76	4.50%	5.44%	35	320	10.2%	10.8%	6,103	(6,645)
30yr 5.0	428,300	416,608	6.25%	97.27	5.00%	5.92%	30	324	12.2%	7.2%	8,760	(9,681)
30yr 5.5	1,008,504	1,007,274	15.12%	99.88	5.50%	6.44%	11	345	7.7%	7.3%	19,338	(22,476)
30yr 6.0	2,046,921	2,083,373	31.27%	101.78	6.00%	6.96%	11	344	9.4%	8.6%	27,658	(34,815)
30yr 6.5	1,238,228	1,280,378	19.22%	103.40	6.50%	7.44%	14	342	14.6%	14.3%	11,816	(16,067)
30yr 7.0	273,306	286,323	4.30%	104.76	7.00%	7.94%	19	334	30.2%	33.0%	2,291	(2,961)
30yr Total	6,478,559	6,398,352	96.02%	98.76	5.41%	6.28%	22	333	10.6%	10.4%	106,329	(123,821)
Total Pass-Through MBS	6,728,559	6,648,303	99.78%	98.81	5.40%	6.26%	22	327	10.6%	10.4%	109,581	(127,610)
Structured MBS
IO 20yr 4.0	6,317	563	0.01%	8.91	4.00%	4.57%	160	73	12.2%	11.7%	3	(3)
IO 30yr 3.0	2,491	303	0.00%	12.15	3.00%	3.64%	124	226	1.0%	9.7%	-	(1)
IO 30yr 4.0	68,512	12,959	0.19%	18.91	4.00%	4.60%	129	222	3.9%	4.1%	(214)	144
IO 30yr 4.5	2,970	546	0.01%	18.39	4.50%	4.99%	179	168	6.8%	7.1%	(4)	1
IO 30yr 5.0	1,563	329	0.00%	21.05	5.00%	5.37%	179	168	1.6%	1.4%	(4)	2
IO Total	81,853	14,700	0.22%	17.96	4.01%	4.59%	134	207	4.5%	4.9%	(219)	143
IIO 30yr 4.0	20,327	240	0.00%	1.18	0.00%	4.40%	92	256	7.0%	7.6%	(74)	(130)
Total Structured RMBS	102,180	14,940	0.22%	14.62	3.21%	4.56%	126	217	5.0%	5.4%	(293)	13

Total Mortgage Assets	$6,830,739	$6,663,243	100.00%		5.36%	6.24%	23	325	10.5%	10.3%	$109,288	$(127,597)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(115,000)	Aug-26	$(1,150)	$1,150
5-Year Treasury Future(2)	(487,500)	Sep-25	(10,081)	9,928
10-Year Treasury Future(3)	(333,500)	Sep-25	(10,869)	10,451
10-Year Ultra Treasury Future(4)	(197,500)	Sep-25	(8,569)	8,229
ERIS Swap Futures	(10,000)	Jun-25	(228)	222
Swaps	(3,517,800)	Jan-31	(88,542)	85,510
TBAs	(200,000)	Jun-25	(5,037)	5,435
Hedge Total	$(4,861,300)		$(124,476)	$120,925
Rate Shock Grand Total			$(15,188)	$(6,672)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $108.19 at May 31, 2025. The market value of the short position was $527.4 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $110.75 at May 31, 2025. The market value of the short position was $369.4 million.
(4)	Ten-year Ultra Treasury futures contracts were valued at prices of $112.55 at May 31, 2025. The market value of the short position was $222.3 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of May 31, 2025
Fannie Mae	$3,938,461	61.4%
Freddie Mac	2,474,831	38.6%
Total Mortgage Assets	$6,413,292	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of May 31, 2025
Non-Whole Pool Assets	$231,057	3.6%
Whole Pool Assets	6,182,235	96.4%
Total Mortgage Assets	$6,413,292	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of May 31, 2025	Borrowings	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$348,713	5.7%	4.48%	15	6/23/2025
Merrill Lynch, Pierce, Fenner & Smith	330,918	5.4%	4.49%	21	6/23/2025
Wells Fargo Bank, N.A.	312,141	5.1%	4.47%	37	7/16/2025
Goldman, Sachs & Co	307,973	5.0%	4.47%	29	6/30/2025
Citigroup Global Markets Inc	306,527	5.0%	4.48%	29	6/30/2025
DV Securities, LLC Repo	299,120	4.9%	4.48%	45	7/28/2025
ING Financial Markets LLC	297,873	4.9%	4.48%	20	6/23/2025
ABN AMRO Bank N.V.	291,423	4.7%	4.48%	22	6/23/2025
Mirae Asset Securities (USA) Inc.	285,682	4.7%	4.43%	135	11/13/2025
Marex Capital Markets Inc.	284,682	4.6%	4.47%	21	6/23/2025
StoneX Financial Inc.	284,312	4.6%	4.47%	17	6/18/2025
Clear Street LLC	281,457	4.6%	4.48%	25	7/14/2025
ASL Capital Markets Inc.	276,480	4.5%	4.47%	46	7/18/2025
Daiwa Securities America Inc.	271,816	4.4%	4.48%	21	6/23/2025
South Street Securities, LLC	267,923	4.4%	4.46%	27	7/29/2025
MUFG Securities Canada, Ltd.	259,157	4.2%	4.46%	11	6/20/2025
Mitsubishi UFJ Securities (USA), Inc.	255,687	4.2%	4.47%	21	7/21/2025
RBC Capital Markets, LLC	251,928	4.1%	4.46%	21	6/27/2025
Cantor Fitzgerald & Co	250,496	4.1%	4.49%	11	6/12/2025
Bank of Montreal	196,402	3.2%	4.49%	22	6/23/2025
The Bank of Nova Scotia	186,245	3.0%	4.48%	30	7/21/2025
Banco Santander SA	137,790	2.2%	4.50%	16	6/16/2025
Nomura Securities International, Inc.	118,935	1.9%	4.49%	16	6/20/2025
Lucid Prime Fund, LLC	34,901	0.6%	4.49%	12	6/12/2025
Total Borrowings	$6,138,581	100.0%	4.47%	29	11/13/2025

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400